UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)  July 19, 2005
                                                    ----------------------------
                               ENOVA SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                  California
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                 (State or Other Jurisdiction of Incorporation)

                    0-25184                       95-3056150
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          (Commission File Number)     (IRS Employer Identification No.)


    19850 South Magellan Drive Suite 305, Torrance, CA         90502
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         (Address of Principal Executive Offices)            (Zip Code)

                                  310-527-2800
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On July 19, 2005, Enova Systems, Inc. (the "Registrant") entered into an agreement with a placement agent relating to the sale of up to 5,350,000 shares of its common stock. Pursuant to the agreement, the placement agent has agreed to use its reasonable efforts to sell, and has conditionally sold, all such shares of common stock at a price of $0.084 per share to certain eligible investors located outside the United States. It is anticipated that the Registrant will receive approximately US$18,000,000 of net proceeds from the offering.

The closing of the offering is contingent upon, among other things, the listing of the Registrant's common stock for trading on the AIM Market of the London Stock Exchange. The Registrant expects to receive notification of the acceptance of the listing of its shares of common stock on the AIM Market on or about July 26, 2005.

Descriptions of the material terms of the offering are set forth in Item 3.02 of this Current Report on Form 8-K, which descriptions are incorporated by reference into this Item 1.01.

Item 3.02.  Unregistered Sales of Equity Securities.

The Registrant is selling 5,350,000 shares of common stock at a price of $0.084 per share to eligible investors in the United Kingdom resulting in net proceeds to the Registrant of approximately US$18,000,000. The gross proceeds from the sale will be approximately US$20,200,000, before fees to Investec Investment Bank of approximately US$1,200,000 and other costs associated with the listing and placement. As a condition of the sale, the shares are being placed on the AIM Market of the London Stock Exchange with a Placing Price of 215 pence Sterling per share post the reverse split, as noted in Item 3.03, which is equivalent to a price of US$0.084 per share before the reverse split and applying an exchange rate of (pound)1:US$1.75, prevailing on July 18, 2005. At the close of business on July 15, 2005, the price of the Registrant's common share (pre reverse split) was $0.095 per share. The common stock sold in this sale, post the reverse split, will trade on the AIM Market under the RIC Code "ENVS.L".

The sale of common stock described above is being conducted pursuant to the requirements of Regulation S under the Securities Act of 1933. Among other things, each investor purchasing shares of the Registrant's common stock in the offering has represented that he or she is not a "U.S. Person" as defined in Rule 902 of Regulation S. In addition, neither the Registrant nor the placement agent has conducted any selling effort directed at the United States in connection with the offering. All shares of common stock to be issued in the offering will be endorsed with a restrictive legend indicating that the shares are being issued pursuant to Regulation S under the Securities Act and will be deemed to be "restricted securities." As a result, the purchasers of such shares will not be able to resell the shares in the United States without registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act.

Item 3.03.  Material Modification to Rights of Security Holders.

On July 7, 2005, the Registrant's board of directors approved the implementation of a 1-for-45 reverse split (approved by the stockholders at the Registrant's 2004 Annual Meeting of Stockholders held August 17, 2004) in conjunction with the AIM listing and share placing noted in Item 1.01.

On July 20, 2005 (the "Effective Date"), the Registrant will file an Amendment to its Amended and Restated Articles of Incorporation, effecting a reverse 1-for-45 split of the common stock of the Registrant. The number of authorized shares will be unchanged. At the close of business on the Effective Date, each share of the Registrant's Common Stock issued and outstanding immediately prior to the Effective Date shall automatically and without any action on the part of the holder thereof be reclassified as and changed, pursuant to a reverse stock split (the "Reverse Stock Split"), into a fraction thereof of 1/45th of a share of the Registrant's outstanding Common Stock, subject to the treatment of fractional share interests as described below. No certificates or scrip representing fractional share interests in the new common stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a shareholder of the Registrant. In lieu of any fractional shares to which a holder of Common Stock would otherwise be entitled, the Registrant shall pay cash equal to (a) the average of the high-bid and low-asked per share prices of the Common Stock as reported on the NASDAQ electronic "Bulletin Board" on the Effective Date multiplied by (b) the number of shares of Common Stock held by such holder that would otherwise have been exchanged for such fractional share interest.


Item 7.01.  Regulation FD Disclosure.

The Registrant will reflect revenues of approximately US$1.8M on its financial statements for the six months ended June 30, 2005 in its Form 10-Q to be filed with the Securities and Exchange Commission on or before August 15, 2005. Furthermore, the Registrant currently maintains a backlog of product orders from customers of approximately $4.1M of revenues of which $2.5M is anticipated to be delivered and realized during the second half of 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Enova Systems, Inc.
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                                                   (Registrant)


Date:   July 19, 2005                        /S/   Larry B. Lombard
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                                           By:     Larry B. Lombard
                                           Title:  Chief Financial Officer